Supplement dated April 17, 2013
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.
FUND SUMMARY

LARGECAP VALUE FUND III
Under the Sub-Advisor(s) and Portfolio Manager(s) heading for Westwood Management Corp., delete references to Jay K. Singhania and Todd Williams, and substitute:

•	Matthew R. Lockridge (since 2013), Vice President and Research Analyst

•	Varun V. Singh (since 2013), Vice President and Research Analyst

MANAGEMENT OF THE FUNDS
The Sub-Advisors
Under the Westwood Management Corp. (“Westwood”) heading, delete references to Jay K. Singhania and Todd Williams, and substitute:
Matthew R. Lockridge has been with Westwood since 2010. Prior to Westwood, he was a managing director and partner at Dearborn Partners, LLC. He has earned a B.B.A. in Finance from Southern Methodist University and an M.B.A. from the University of Chicago.
Varun V. Singh has been with Westwood since 2012. Prior to Westwood, he served as a Vice President and equity analyst at Wellington Management Company, LLP. He has earned a Bachelor's degree in Metallurgical Engineering from the Indian Institute of Technology, an M.B.A. from the University of Chicago, and a Ph.D. in Materials Science and Engineering from the State University of New York. Mr. Singh has earned the right to use the Chartered Financial Analyst designation.